Exhibit 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Telmex Internacional, S.A.B. de C.V., a sociedad anónima bursátil de capital variable organized under the laws of Mexico (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal year ended December 31, 2009 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 26, 2010	By:	/S/ OSCAR VON HAUSKE SOLÍS

		Name:	Oscar Von Hauske Solís
		Title:	Chief Executive Officer

Dated: May 26, 2010	By:	/S/ GONZALO LIRA CORIA

		Name:	Gonzalo Lira Coria
		Title:	Chief Financial Officer